UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):

March 13, 2013

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AETRIUM INCORPORATED

(Exact name of registrant as specified in its charter)

Minnesota	0-22166	41-1439182
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2350 Helen Street North St. Paul, Minnesota	55109
(Address of Principal Executive Offices)	(Zip Code)

(651) 770-2000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Effective March 13, 2013, Aetrium Incorporated (the “Company” or “Aetrium”) and the incumbent directors of the Company entered into a First Amendment to the Settlement Agreement and Mutual Release (the “Amendment”) with a concerned group of shareholders consisting of Jeffrey E. Eberwein, Archer Advisors, LLC, Archer Focus Fund, LLC, Archer Equity Fund, LLC, Steven Markusen, GlobalTel Holdings LLC, Dilip Singh, Richard K. Coleman, Jr., Galen Vetter, Alfred John Knapp, Jr., Andover Group, Inc., Boston Avenue Capital LLC, Charles M. Gillman, James F. Adelson and Stephen J. Heyman (collectively, the “Concerned Aetrium Shareholders”).

Under the Amendment, which amended the Settlement Agreement and Mutual Release dated January 31, 2013, the parties agreed, among other things, to delay the 2013 Annual Meeting of shareholders from May 15, 2013 until September 16, 2013 and to reduce the number of board members of the Company from eleven to six. Pursuant to and concurrent with the execution of the Amendment, five current board members resigned, resulting in a six member board consisting of Joseph C. Levesque, Darnell L. Boehm, Douglas L. Hemer, Jeffrey E. Eberwein, Richard K. Coleman, Jr., and Galen Vetter (collectively, the “Directors”).

Pursuant to the Amendment, the Directors will work to pursue certain strategic alternatives for the Company, including the disposition or discontinuance of one or both of the Company’s product lines (“Strategic Sale(s)”). In addition, in the event both product lines are disposed of or discontinued, Messrs. Levesque, Boehm and Hemer have agreed that each will tender their resignation as a director effective as of the closing date of the second Strategic Sale. In the event the Strategic Sales are not consummated before September 16, 2013, the parties have agreed that the six Directors will be nominated for election at the 2013 Annual Meeting.

The foregoing descriptions of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated by reference herein. On March 13, 2013, the Company issued a press release announcing the execution of the Amendment. A copy of the press release is filed with this Form 8-K and is attached hereto as Exhibit 99.1.

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Amendment described under Item 1.01 of this Form 8-K, Terrence W. Glarner, Daniel A. Carr, Charles B. Westling, Alfred John Knapp, Jr., and Charles M. Gillman each resigned from the Company’s board of directors effective as of March 13, 2013.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c)     Exhibits.

Exhibit No.	Description
10.1	First Amendment to the Settlement Agreement and Mutual Release, dated effective as of March 13, 2013

99.1	Press Release issued March 13, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AETRIUM INCORPORATED

By: /s/ PAUL H. ASKEGAARD

Paul H. Askegaard

Treasurer

Dated: March 18, 2013

AETRIUM INCORPORATED

FORM 8-K

Exhibit Index

Exhibit No.	Description	Method of Filing
10.1	First Amendment to the Settlement Agreement and Mutual Release, dated effective as of March 13, 2013	Filed herewith

99.1	Press Release issued March 13, 2013	Filed herewith